UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2020

BIOANALYTICAL SYSTEMS, INC.

(Exact name of registrant as specified in
its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Kent Avenue West Lafayette, Indiana	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Common Shares	BASi	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2019, the Board of Directors of the Bioanalytical Systems, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s 2018 Equity Incentive Plan (as amended by the Amendment, the “Plan”), and submittal of the Amendment to the shareholders for their consideration and approval. On March 19, 2020, at the Company’s 2020 annual meeting of shareholders, the shareholders of the Company approved the Amendment. The Amendment is described on pages 11 through 15 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 28, 2020. This description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Plan, which was filed as Annex A to the Company’s Definitive Proxy Statement on Schedule 14A and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

On March 19, 2020, the Company held its annual meeting of shareholders. A total of 7,487,543 shares of the Company’s common stock outstanding and entitled to vote were present at the meeting in person or by proxy. The following is a summary of the matters voted on at the meeting.

a.)	One Class II member of the Board of Directors were elected to serve a three-year term ending in 2023 with the following votes cast:

Nominee	For	Withheld	Broker Non-Vote

Richard A. Johnson, Ph.D.	4,636,902	690,504	2,160,137

b.)	The appointment of RSM US LLP as our independent registered public accountants for fiscal 2020 was ratified by the following shareholder vote:

Vote Type	Voted
For	7,379,917
Against	100,235
Abstain	7,391

c.)	The proposal to approve an amendment to the 2018 Equity Incentive Plan, passed with the following votes cast:

Vote Type	Voted
For	4,893,898
Against	415,533
Abstain	17,975
Broker Non-votes	2,160,137

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioanalytical Systems, Inc.

Date: March 20, 2020	By:	/s/ Robert Leasure, Jr.
Robert Leasure, Jr.
President and Chief Executive Officer